CONTINGENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2023
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Schedule of Reserves for Lawsuits, Claims and Other Disputed Matters
Breakdown of reserves for lawsuits claims and other disputed matters include the following:

	As of December 31,
	2023	2022
Reserve for labor claims	114	185
Reserve for regulatory claims	16,334	13,430
TOTAL	16,448	13,615

Schedule of Reserves Roll Forward
Roll forward is as follows:

	As of December 31,
Reserve for labor claims	2023	2022	2021
Balance at beginning of year	185	5	53
Additions	293	370	8
Recovery	(94)	(1)	(10)
Utilization of provision for contingencies	(216)	(89)	(38)
Foreign exchange	(54)	(100)	(8)
Balance at end of year	114	185	5

	As of December 31,
Reserve for regulatory claims	2023	2022	2021
Balance at beginning of year	13,430	9,632	10,130
Additions (1)	923	4,260	863
Additions related to business combinations	4,159	569	—
Recovery	(1,987)	(270)	(258)
Utilization of provision for contingencies (2)	(1,028)	(961)	(509)
Foreign exchange	837	200	(594)
Balance at end of year	16,334	13,430	9,632

	As of December 31,
Reserve for commercial claims	2023	2022	2021
Balance at beginning of year	—	—	2,400
Additions (3)	—	700	5,166
Utilization of provision for contingencies (4)	—	(700)	(7,566)
Balance at end of year	—	—	—

(1) Between 2010 and 2014, certain of Grupo Assa’s Brazilian subsidiaries were subject to two examinations by the Ministry of Labor (“MTE”) and the Brazilian Internal Revenue Service (“RFB”) in relation to the potential hiring of employees as independent contractors. As a result of such examinations, Grupo Assa’s Brazilian subsidiaries are subject to different administrative and judicial proceedings, seeking to collect payment of taxes and social security contributions allegedly owed by the companies, and impose certain associated fines. As of December 31, 2023, some of these administrative proceedings are still ongoing while others have resulted in judicial proceedings. The recognized liability as of December 31, 2023 and 2022 was 11,477 and 10,858, respectively. Under the Equity Purchase Agreement entered into for the acquisition of Grupo ASSA Worldwide S.A. and its affiliates (collectively “Grupo Assa”), certain of the above-mentioned proceedings are subject to indemnification provisions from the sellers for the total amount of 6,690 and 6,071 as of December 31, 2023 and 2022, respectively, accounted for in Other Financial Liabilities line, net. The effect of the increase of this regulatory claim was fully offset with the indemnification provision.

(2) In 2018, certain of our non-U.S. subsidiaries had been under examination by the U.S. Internal Revenue Service ("IRS") regarding payroll and employment taxes primarily in connection with services performed by employees of certain of our subsidiaries in the United States between 2013 and 2015. During the fourth quarter of 2021, the IRS and our subsidiaries reached a preliminary agreement on the proposed assessments which would amount to 1,300 including applicable interests and penalties. The Company paid 961 related to the principal amount on March 16, 2022, and is waiting for final confirmation on the amounts of the applicable interests and penalties to settle this matter definitely.

(3) On August 8, 2019, Certified Collectibles Group, LLC (“CCG”) and its affiliates filed a complaint in the U.S. District Court for the Middle District of Florida, Tampa Division, (Civil Action No. 19-CV-1962) against Globant S.A. and Globant, LLC, arising from a dispute relating to a service contract. After several discussions, on July 30, 2021, the parties filed a notice of settlement with the court. The claim was settled in 7,250 (of which 2,700 were covered by insurance reimbursement).

(4) On September 15, 2021, the Company made the first of two installment payments related to the settlement with Certified Collectibles Group, LLC. On November 30, 2021 the second installment was paid leaving the liability fully settled.